Exhibit 99.1

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
LOAN AGREEMENT

This Amendment No. 2 to Third Amended and Restated Loan Agreement (this “Amendment”) dated as of  September 26, 2006, is entered into among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”), Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “Borrowers”), Station Casinos, Inc. (“Parent”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), with reference to the Third Amended and Restated Loan Agreement dated as of December 15, 2005, among the Borrowers, Parent, the Lenders party thereto, and the Administrative Agent (as amended, the “Loan Agreement”).  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

1.             Section 1.1    Defined Terms.  (a)  The following defined terms contained in Section 1.1 of the Loan Agreement are hereby amended in their entirety:

“Base Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period.

Pricing Level	Base Margin
I	0
II	0
III	0
IV	0
V	25
VI	50
VII	75
VIII	100

“Commitment Fee Rate” means, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:

Applicable
Pricing Level	Commitment Fee
I	20
II	25
III	25
IV	30
V	30
VI	30
VII	30
VIII	30

“Eurodollar Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:

Pricing Level	Eurodollar Margin

I	62.5
II	75.0
III	100.0
IV	125.0
V	150.0
VI	175.0
VII	200.0
VIII	225.0

“Pricing Level” means, for each Pricing Period, the pricing level set forth below opposite the Parent Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

Pricing Level	Parent Leverage Ratio

I	Less than 3.00:1.00
II	Equal to or greater than 3.00:1.00 but less than 3.50:1.00
III	Equal to or greater than 3.50:1.00 but less than 4.00:1.00
IV	Equal to or greater than 4.00:1.00 but less than 4.50:1.00
V	Equal to or greater than 4.50:1.00 but less than 5.00:1.00
VI	Equal to or greater than 5.00:1.00 but less than 5.75:1.00
VII	Equal to or greater than 5.75:1.00 but less than 6:50:1.00
VIII	Equal to or greater than 6.50:1.00;

provided that (a) in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Pricing Level for that Pricing Period shall be Pricing Level VIII, and (b) if any Pricing Certificate is subsequently determined to be in error, then the resulting change in the Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

2.             Section 5.2 — Borrower Leverage Ratio.  Section 5.2 of the Loan Agreement is hereby amended in its entirety as follows:

“5.2         Borrower Leverage Ratio.  Permit the Borrower Leverage Ratio, as of the last day of any Fiscal Quarter, to be greater than 4.00:1.00.”

3.             Section 7.11 — Parent Leverage Ratio.  Section 7.11 of the Loan Agreement is hereby amended in its entirety as follows:

“7.11       Parent Leverage Ratio.  Permit the Parent Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite the date upon which, or period during which, such Fiscal Quarter ends:

Fiscal Quarters Ending:	Maximum Parent Leverage Ratio

June 30, 2006 through and including June 30, 2007	7.00:1.00
September 30, 2007 through and including June 30, 2008	6.75:1.00
September 30, 2008 through and including December 31, 2008	6.50:1.00
March 31, 2009 through and including December 31, 2009	5.75:1.00
March 31, 2010 and thereafter	5.00:1.00.”

4.             Conditions Precedent to Amendment.  The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

(a)           Counterparts of this Amendment executed by all parties hereto;

(b)           written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto;

(c)           Written consent of the Requisite Lenders as required under Section 12.2 of the Loan Agreement, substantially in the form of Exhibit B hereto; and

(d)           Such other assurances as the Administrative Agent may reasonably require.

5.             Representations and Warranties.  Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

6.             Consent of Parent.  The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Third Amended and Restated Parent Guaranty dated as of December 15, 2005, to this Amendment.

7.             Confirmation.  In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

8.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California.

9.             Counterparts.  This Amendment may be executed in any number of counterparts each of which, when taken together, will be deemed to be a single instrument.

(signature page follows)

IN WITNESS WHEREOF, Parent, the Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.

STATION CASINOS, INC.
BOULDER STATION, INC.
LAKE MEAD STATION, INC.
PALACE STATION HOTEL & CASINO, INC.
SANTA FE STATION, INC.
SUNSET STATION, INC.
FIESTA STATION, INC.
FIESTA STATION HOLDINGS, LLC
LAKE MEAD STATION HOLDINGS, LLC
TEXAS STATION, LLC
CHARLESTON STATION, LLC

By:	/s/ Glenn C. Christenson

Glenn C. Christenson,

acting as (i) Senior Vice President and Treasurer of Boulder Station, Inc., Fiesta Station, Inc., Lake Mead Station, Inc., Palace Station Hotel & Casino, Inc., Santa Fe Station, Inc., and Sunset Station, Inc. (ii) Manager of Fiesta Station Holdings, LLC and Lake Mead Station Holdings, LLC, (iii) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the member of Texas Station, LLC and the manager of Charleston Station, LLC, and (iv) as Executive Vice President and Chief Financial Officer of Station Casinos, Inc.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Donna F. Kimbrough
Name:	Donna F. Kimbrough
Title:	Assistant Vice President

Exhibit A

CONSENT OF SIBLING GUARANTORS

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005, among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance by Parent and the Borrowers of Amendment No. 2 to the Third Amended and Restated Loan Agreement.

Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Third Amended and Restated Sibling Guaranty dated as of December 15, 2005, by the Sibling Guarantors in favor of the Administrative Agent, as amended, remains in full force and effect in accordance with its terms.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned have executed this Consent of Sibling Guarantors as of                                   , 2006 by their duly authorized representatives.

Dated:

Durango Station, Inc.
Gold Rush Station, LLC
Green Valley Station, Inc.
GV Ranch Station, Inc.
Magic Star Station, LLC
Palms Station, LLC
Rancho Station, LLC
Station California, LLC
Station Holdings, Inc.
Town Center Station, LLC
Tropicana Station, Inc.

By:	/s/ Glenn C. Christenson

Glenn C. Christenson,
acting as (i) Senior Vice President and Treasurer of Durango Station, Inc., Green Valley Station, Inc., GV Ranch Station, Inc., Station Holdings, Inc., and Tropicana Station, Inc., (ii) Manager of Town Center Station, LLC, (iii) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the manager of Gold Rush Station, LLC, Magic Star Station, LLC, and Rancho Station, LLC, (iv) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the sole member of Palms Station, LLC, and (v) President, Chief Financial Officer and Treasurer of Station California, LLC

VISTA HOLDINGS, LLC

By:	/s/ Richard J. Haskins
Richard J. Haskins, Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 26, 2006

Allied Irish Banks, p.l.c.

By:	/s/ Joanna McFadden
Name:	Joanna McFadden
Title:	Assistant Vice President

By:	/s/ Eanna Mulkere
Name:	Eanna Mulkere
Title:	Assistant Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 26, 2006

BANK OF AMERICA, N.A.

By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 21, 2006

Bank of New York

By:	/s/ Lisa T. Brown
Name:	Lisa T. Brown
Title:	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 22, 2006

The Bank of Nova Scotia

By:	/s/ Chris Osborn
Name:	Chris Osborn
Title:	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 22, 2006

Bank of Scotland

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	AVP

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 22, 2006

BNP PARIBAS
[Name of Lender]

By:	/s/ Janice S. H. Ho	/s/ Malina Lui
Name:	Janice S. H. Ho	Malina Lui
Title:	Managing Director	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 25, 2006

CALYON New York Branch

By:	/s/ Gill S. Realon
Name:	Gill S. Realon
Title:	Director

By:	/s/ F. Frank Herrera
Name:	F. Frank Herrera
Title:	Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 26, 2006

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 22, 2006

Deutsche Bank Trust Company Americas

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Brenda Casey
Name:	Brenda Casey
Title:	Director

Third Amended and Restated Loan Agreement dated as of December 15, 2005 amongst Palace Station Hotel & Casino, various other subsidiaries and the Lender Group

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 26, 2006

Erste Bank New York
[Name of Lender]

By:	/s/ Robert J. Wagman
Name:	Robert J. Wagman
Title:	Director

By:	/s/ Paul Judicke
Name:	Paul Judicke
Title:	Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 22, 2006

JP MORGAN CHASE BANK, N.A.
[Name of Lender]

By:	/s/ Donald Shokrian
Name:	Donald Shokrian
Title:	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 22, 2006

Natexis Banques Populaires

By:	/s/ Peyman Parhami
Name:	Peyman Parhami
Title:	Vice President

By:	/s/ Mark A. Harrington
Name:	Mark A. Harrington
Title:	Senior Vice President & Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 22, 2006

NATIONAL CITY BANK
[Name of Lender]

By:	/s/ Russell H. Liebetrau, Jr.
Name:	Russell H. Liebetrau, Jr.
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 22, 2006

Oak Brook Bank

By:	/s/ Henry Wessel
Name:	Henry Wessel
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	SEPTEMBER 15, 2006

The Peoples Bank, Biloxi, Mississippi
[Name of Lender]

By:	/s/ Chovis C. Swetman
Name:	Chovis C. Swetman
Title:	President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 18, 2006

Raymond James Bank, FSB

By:	/s/ Andrew Hahn
Name:	Andrew Hahn
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 22, 2006

The Royal Bank of Scotland plc

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 19, 2006

Sovereign Bank

By:	/s/ Anthony J. Tempanaro

Name:	Anthony J. Tempanaro

Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 19, 2006

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Clifford F. Cho
Name:	Clifford F. Cho
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:  September 22, 2006

Wachovia Bank, National Association

By:	/s/ G. Lee Wagner, Jr.
Name:	G. Lee Wagner, Jr.
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 20, 2006

Wells Fargo Bank N.A.
[Name of Lender]

By:	/s/ Clark A. Wood
Name:	Clark A. Wood
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated:	September 21, 2006

U.S. BANK
[Name of Lender]

By:	/s/ Jennifer Mesa
Name:	JENNIFER MESA
Title:	VICE PRESIDENT